EXHIBIT 32.1

CERTIFICATION

In connection with the Annual Report of Midwest Banc Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2007, as filed with the Securities and Exchange Commission on March 14, 2008 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  James J. Giancola
Name:   James J. Giancola

Title:	President and
Chief Executive Officer

Date: March 14, 2008

/s/  Jan R. Thiry
Name:   Jan R. Thiry

Title:	Senior Vice President and
Chief Accounting Officer

Date: March 14, 2008